Exhibit 99.2

HomeBanc Corp.

NYSE: HMB

Analysts Conference Call

Results for HBMC Holdings, LLC for the Period

Ended June 30, 2004

Date: August 26, 2004

Forward Looking Statement

SPECIAL CAUTIONARY NOTICE

REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made or incorporated by reference in this Report are “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, or the “Exchange Act.”

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements.

“contemplate,” and other similar words “believe,” “target,” “would,” “seek,” “indicate,” “intend,” “should,” “could,” “assume,” “point to,” “plan,” These forward-looking statements may not be realized due to a variety of “project,” “continue,” You can identify these forward-looking statements through our use of words such as “may,” “hope,”

All statements other than statements of historical fact are statements that could be forward-looking “anticipate,” “estimate,” future economic or business conditions, and general consumer confidence and spending habits; governmental monetary and fiscal policies, as well as legislative and regulatory changes, including changes •

• • statements. “will,” “expect,” and expressions of the future. factors, including, without limitation: • • in tax laws and regulations;

1

HomeBanc Confidential & Proprietary Not For Redistribution

Forward Looking Statement

effects of competition

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS the risks of changes in interest rates on our mortgage loan production and our interest sensitive assets and well as, the general the failure of assumptions underlying the establishment of reserves for possible loan losses and other the risks of mergers, acquisitions, joint ventures and/or divestures, including, without limitation, the related liabilities; interest rate risks and credit risks of customers; changes in our business strategy or competition that we face, as estimates, including those used to develop hedging and interest rate risk management strategies; the uncertainty and costs of litigation; the risks of entering new markets or introducing new products; time and costs of implementing such transactions, and the possible failure to integrate operations or achieve expected gains, revenue growth and/or expense savings expected from such transactions; changes in accounting policies, rules and practices; difficulties with, or changes in the cost or effectiveness of, technology and/or products;

• • • from a wide variety of local, regional, national and other originators and sellers of mortgage loans, and changes in the secondary mortgage markets and the investors therein; • • • • • •

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Forward Looking Statement

well as other factors and risks described in All written or oral

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS catastrophic events that affect general Results for the periods presented may not be indicative of future results general volatility of the capital markets and the market price of our common stock; changes in our industry or in the rate of growth in the markets that we serve; the effects of war or other conflict, acts of terrorism or other other factors and other information discussed in this Report, as obligation and do not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this Report, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise. due to our reorganization on July 12, 2004 and recapitalization of our business effective upon completion of our IPO on July 19, 2004.

• • • economic conditions; and • any of our other reports and/or filings that we make with the SEC under the Exchange Act. statements that are made by or are attributable to us are expressly qualified in their entirety by this cautionary notice. Our forward-looking statements apply only as of the date of this Report. We have no •

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HomeBanc’s Strategy

Purchase Product Process Profitability People

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Purchase Total

Loan Volume

Quarter Ended June 30, 2004

Q1 ‘04 + 30% + 40% +1% Variance vs. 6% 57% -Q2 ‘03 + 30% -% of Total 100% 81.2% 18.8% Q2 2004 $1.6b $1.3b $0.3b Total Loan Volume Purchase Volume Refinance Volume

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Purchase

Total Loan Volume

Six Months Ended June 30, 2004

3% 42% 2003 -Var. vs. + 22% -% of Total 100% 75.8% 24.2% 2004 $2.9b $2.2b $0.7b Total Loan Volume Purchase Volume Refinance Volume

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Product Mix Composition

Quarter Ended June 30, 2004

Product

Mix of Variable and Fixed Products in the Quarter

Variance vs. Q1 ‘04 + 34% + 17% 61% Q2 ‘03 + 58% -

% of Total 75% 25% 729 77.8% Q2 2004 $1.2b $0.4b Adj. Rate Volume Fixed Volume Securitized REIT Product Weighted Avg. FICO Weighted Avg. LTV

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Product Mix Composition Six Months Ended June 30, 2004

Product

2003 57% Var. vs. + 47% -% of Total 75.8% 24.2%

Mix of Variable and Fixed Products for the Period 2004 $2.2b $0.7b

Adj. Rate Volume Fixed Volume

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Purchase

Strategic Marketing Alliances Quarter Ended June 30, 2004

Var. vs. Q1 ‘04 + 55% + 4%

SMA Strategy Resulted in Increased Volume over Q1 Q2 2004 $0.5b 28% 135 Marketing Agreements as of June 30, 2004 8 Alliances added in the second quarter 122 lease/sublease agreements with real estate agencies 82 Marketing Agreements as of June 30, 2003 with 70 lease/sublease agreements with real estate agencies

SMA Loan Volume        % of Total Volume • • •

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Purchase

Strategic Marketing Alliances

Six Months Ended June 30, 2004

Var. vs. 2003 + 6% + 2%

2003

SMA Strategy Resulted in Increased Volume over 2004 $0.8b 26% 135 Marketing Agreements as of June 30, 2004 22 Alliances added in during 2004 122 lease/sublease agreements with real estate agencies 82 Marketing Agreements as of June 30, 2003 with 70 lease/sublease agreements with real estate agencies

SMA Loan Volume        % of Total Volume • • •

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Process

Loan Closing Survey Results

Overall Customer Satisfaction Levels are Up for Both Q2 and the Year

2004 2003 Change

Q2 74.26% 70.44% + 3.82%

YTD 76.34% 71.43% + 4.91%

• Q2 and YTD 2004 response rate is 68%

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Process

Customer Service Guarantees

Customer Service Guarantee Redemptions are Down

for Both Q2 and the Year

2004 2003 Change

Q2 .479% .594% -19.36%

YTD .474% .594% -20.20%

YTD 2004 percentage is equivalent to 4.74 redemptions out of every 1000 loans

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Profitability Financing Structure - Warehouse

Recapitalization Following our IPO Allowed us Access to Capital at More Favorable Rates

Pre-IPO Post-IPO

Lead Agent JPMorgan Chase JPMorgan Chase

Committed Amount $455 million $755 million

Spread LIBOR+ 1.25 – 2.25 LIBOR+ 1.03 – 1.75

Participating Banks 9 10

Maturity 12/04 7/05

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Profitability Aggregation Facilities Financing Structure –

Facility 2 $300 million Bear Stearns LIBOR+ 0.70% July 2005 Chase Facility 1 $500 million JPMorgan LIBOR+ 0.60% July 2005

Credit Amount Counterparty Spread Maturity

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Profitability Securitization

24.1 million (rated BBB/Baa2) 4.8 million (OC) 1 mo. LIBOR + .47% First Securitization Completed July 29, 2004 $989.2 million $965.1 million $ $ (combined 2.9% of total) Transaction Total Notes Issued Sold to Investors Retained by HomeBanc Weighted Avg. Bond Coupon

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Profitability Securitization

$883.7 million (89.02%) $109 million (10.98%) 1 mo. LIBOR + 2.45% 3.22 months 2.36 months 1.36 months First Securitization Completed July 29, 2004 Weighted Avg. Loan Coupon Adj. Weighted Avg. Months to Reset Net Interest Reset Gap Loan Product Mix 6 month I/O 1 month I/O Interest Reset Gap Weighted Avg. Months to Reset

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Profitability Q3 Guidance

• quarter $2.0b the of 45,501,117 to end $1.9b on the $1.5b of by based

• Estimates 30 $.14

• targeted to 2004 September $1.7b $.12 approximately of at to of share 2004 Quarter portfolio $1.6b 31, production of per July Third loan funding at loan (HBC) portfolio) earnings (TRS) REIT REIT taxable outstanding of HBMC Total Securitization REIT shares

• • • (85%

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People Organization

• Review: Compliance Officer Officer Officer Oxley Financial Accounting Investment Development

• Hires:

• Organization/Structure Sarbanes New Chief Chief Chief

• Organizational • • • • Board

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People Recognition

• in in newspaper Sentinel Finance” For Chronicle Magazine

• Work Orlando Mortgage to Hispanic list) Business – Atlanta

• Places 2003 daily – “Inside Best Atlanta only Families” Atlanta” by

• (the

• “100 Magazine’s in ranked Achievements the Atlanta” Working Work as in LaVision for to in

• 2004 Fortune – agents on Year” Companies Places estate participation (#39 Employers the Best

• Satisfaction of Satisfaction real

• survey “A+ “Best “75 for employee for the the in of lender 95% America” Finalist “Corporation Atlanta) #12 One #1

• Associate • • • • Customer •

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Q & A

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